UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends Item 5.07 of the Current Report on Form 8-K filed by Safety Shot, Inc. (the “Company”) on December 7, 2023 (the “Original Report”) in which the Company reported, among other things the result of the 2023 Annual Meeting of Stockholders (the “Meeting”) of the Company held on December 5, 2023.

This Amendment No. 1 hereby amends the subsections of Item 5.07 identified below in the Original Report to rectify a formating error in the meeting results for proposal 1.

The text of the Original Report is hereby incorporated by reference. This Amendment No. 1 solely amends the subsections of Item 5.07 as identified below, and Item 5.07 of the Original Report otherwise remain unchanged. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. Capitalized terms not otherwise defined herein shall have their respective meanings ascribed to them in the Original Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported by the Company in its Original Report, the Company conducted the Meeting on December 5, 2023. The purpose of this Current Report on Form 8-K/A is to rectify a clerical error in the meeting results for proposal 1.

At the Meeting the Company’s stockholders voted on the matters described below.

1.	The Company’s stockholders elected seven directors, each to serve until his/her successor is duly elected and qualified at the 2023 Annual Meeting of Stockholders or until his/her earlier resignation or removal. The number of shares that (a) voted for the election of each director, (b) voted against the election of each director, and (c) abstained or withheld authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Against	Votes Abstained or Withheld

Brian John	13,348,298	253,339	116,744
Dr. Glynn Wilson	13,301,989	306,379	110,013
Nancy Torres Kaufman	13,536,204	160,964	21,213
Christopher Melton	12,286,329	1,313,203	118,849
Jarrett Boon	13,308,649	296,925	112,807
Dr. Hector Alila	4,674,398	8,933,208	110,775
John Gulyas	13,534,124	155,516	28,741

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 05, 2024

SAFETY SHOT, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer